[MFS ANNIVERSARY LOGO]

         MFS
INVESTMENT MANAGEMENT

75 YEARS
WE INVENTED THE MUTUAL FUND[Registration Mark]

[END OF LOGO]

MFS[Registration Mark] Multimarket Income Trust

Annual Report
for Year Ended
October 31, 1998

[Silhouette of man and woman in front of large window]

Letter from the Chairman

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.

A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Signature of Jeffrey L. Shames]


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 16, 1998


Management Review and Outlook

Dear Shareholders,
For the 12 months ended October 31, 1998, the Trust had a total return of -1.89%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its net asset value (NAV) was -0.06% for the same period.

The Trust's primary objective is to seek high current income and, secondarily, capital appreciation. We employ a disciplined allocation process through which all investments and asset classes are reviewed every two weeks to reassess portfolio risk and performance. Sectors are only adjusted as needed.

Economic events such as Russia's default on its debt, currency problems in Brazil, and continuing bad economic news from Japan caused capital flight from all of the higher-yielding markets toward high-quality U.S. Treasury securities during the period. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Currently, the portfolio is allocated 35.9% in high-yield bonds, 20.0% U.S. government securities, 10.0% high-grade corporate securities, 13.1% international securities (primarily in the developed nations of the Organization of Economic Cooperation and Development), and 17.7% emerging market debt. The portfolio is actively managed, and current holdings may be different.

Corporate Bond Sector

The Trust's heaviest weighting remains high-yield corporate bonds. The recent volatility in the world's equity markets has negatively impacted this asset class. Though we believe investors have oversold these bonds, we are prepared for weak performance should the market's volatility continue. However, this should create some bargains, and we are looking for selected high-yield investments to add to the portfolio. The Trust also has approximately 10.2% of assets in high-grade corporate bonds, which continue to perform fairly well.

U.S. Government Sector

We've increased the duration, or sensitivity to changes in interest rates, of our Treasury securities in response to low U.S. economic growth forecasts. This move should help us capture some of the flight to quality, as global investors (especially hedge fund and mutual fund managers) replace riskier securities with higher-quality Treasury investments. The Trust is underweighted in the mortgage investment class because of the current prepayment risk stemming from declining interest rates in the United States.

Foreign and Emerging Market Sector

As a result of the economic crises in many emerging markets, we have reduced our allocation in this class from 24% to 17.7%. We are looking for high-quality investments in these regions and will gradually add to the allocation when we find appropriate investments. However, emerging markets currently are in a very depressed state. For them to become attractive again, investors will have to be assured that there won't be another major default on the scale of the Russian debacle. In Brazil, fiscal reform by the government, an International Monetary Fund aid package, and possibly a reworking of the world's currency markets will be required before that country is considered a less risky investment. Japan, another hot spot for investors, will need additional banking reform before it can right its economy. Increasing commodity prices will be a prerequisite for boosting the fortunes of emerging market nations that rely on commodity exports for economic health. I also believe that the world's central banks must continue to add liquidity to their economies by lowering interest rates to stimulate borrowing and spending.

Going forward, we view the long-term outlook for fixed-income markets positively. The aging populations of the major industrialized nations are driving demand for fixed-income investments. At the same time, the U.S. government is producing surpluses instead of deficits, so the supply of Treasury bonds is falling as demand is heightening. With inflation on the decline around the world and interest rates falling, investors are searching for ways to generate yield as a means of replacing lost savings interest. Taken together, these factors point to a healthy climate for bond investing.

Respectfully,


[Signature of James T. Swanson]


James T. Swanson
Portfolio Manager

November 14, 1998

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover.

The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
                ----------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
   Performance Summary
  (For the year ended October 31, 1998)

  Net Asset Value Per Share
  October 31, 1997                 $7.79
  October 31, 1998                 $7.17
  New York Stock Exchange Price
  October 31, 1997                 $7.1250
  February 6, 1998 (high)*         $7.4375
  August 31, 1998 (low)*           $5.8750
  October 30, 1998                 $6.4375
--------------------------------------------------------------------------------

*For the period November 1, 1997, through October 30, 1998.

Federal Tax Information
(for the year ended October 31, 1998)

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

For the year ended October 31, 1998, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 0.76%.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1998, our records indicate that there are 15,194 registered shareholders and approximately 67,800 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MMT.

Results of Shareholder Meeting
At the annual meeting of shareholders of MFS[RegTM] Multimarket Income Trust, which was held on October 22, 1998, the following actions were taken:

Item 1. The election of Peter G. Harwood, J. Atwood Ives, and Lawrence T. Perera as Trustees of the Trust.

                                   Number of Shares
Nominee                For                     Withhold Authority
--------------------   --------------------   -------------------
Peter G. Harwood       80,137,639.0231        1,766,215.4173
J. Atwood Ives         80,403,317.6253        1,500,536.8151
Lawrence T. Perera     80,428,279.6534        1,475,574.7870

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, William J. Poorvu, Charles W. Schmidt, Jeffrey
L. Shames, Elaine R. Smith, Arnold D. Scott, and David B. Stone.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent accountants to be employed by the Trust for the fiscal year ending October 31, 1999.

            Number of Shares
            ----------------
For         80,432,010.9122
Against        497,191.4959
Abstain        974,652.0323

Investment Objective and Policy
The investment objective of the Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. MFS will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

Portfolio of Investments -- October 31, 1998
Bonds -- 93.0%

                                                                  Principal Amount
Issuer                                                              (000 Omitted)              Value
U.S. Bonds -- 60.7%
Advertising -- 0.2%
Outdoor Systems, Inc.,
  8.875s, 2007 .....................................................   $1,525                $1,563,125
                                                                                             ----------
Aerospace -- 0.4%
Argo Tech Corp., 8.625s, 2007                                          $  300                $  276,000
B E Aerospace, Inc., 8s, 2008                                           2,500                 2,337,500
K & F Industries, Inc., 9.25s,
  2007 .............................................................      200                   190,000
                                                                                             ----------
                                                                                             $2,803,500
                                                                                             ----------
Automotive -- 0.4%
Lear Corp., 9.5s, 2006 .............................................   $1,725                $1,863,000
Titan Wheel International, Inc.,
  8.75s, 2007 ......................................................    1,050                   924,000
                                                                                             ----------
                                                                                             $2,787,000
                                                                                             ----------
Banks and Credit
  Companies -- 0.4%
BNP US Funding L L C,
  7.738s to 2007, 8.4875 to
  2049## ...........................................................   $2,900                $2,657,009
                                                                                             ----------
Broadcasting -- 0.6%
American Radio Systems
  Corp., 9s, 2006 ..................................................   $  750                $  802,500
Cumulus Media, Inc., 10.375s,
  2008 .............................................................    1,000                 1,020,000
Granite Broadcasting Corp.,
  8.875s, 2008 .....................................................    2,220                 1,909,200
                                                                                             ----------
                                                                                             $3,731,700
                                                                                             ----------
Building -- 1.1%
AAF-McQuay, Inc., 8.875s,
  2003 .............................................................   $2,075                $1,914,187
American Standard, Inc.,
  7.375s, 2008 .....................................................    1,050                 1,034,250
Building Materials Corporation
  of America, "B", 8s, 2007 ........................................    1,100                 1,045,000
Nortek, Inc., 9.875s, 2004 .........................................    2,600                 2,574,000
Nortek, Inc., "B", 9.25s, 2007                                            775                   771,125
UDC Homes, Inc., 14.5s,
  2000 .............................................................       29                    16,115
                                                                                             ----------
                                                                                             $7,354,677
                                                                                             ----------
Building Materials -- 0.3%
Grove Worldwide LLC, 9.25s,
  2008## ...........................................................   $2,000                $1,715,000
                                                                                             ----------
Business Services -- 0.6%
Iron Mountain, Inc., 8.75s,
  2009 .............................................................   $1,600                $1,592,000
Iron Mountain, Inc., 10.125s,
  2006 .............................................................      150                   158,250

                                                                  Principal Amount
Issuer                                                             (000 Omitted)                Value
U.S. Bonds -- continued
Business Services -- continued
Pierce Leahy Corp., 11.125s,
  2006 .............................................................   $2,000                $2,140,000
                                                                                             ----------
                                                                                             $3,890,250
                                                                                             ----------
Chemicals -- 0.6%
NL Industries, Inc., 11.75s,
  2003 .............................................................   $2,355                $2,431,538
UCAR Global Enterprises, Inc.,
  12s, 2005 ........................................................    1,700                 1,717,000
                                                                                             ----------
                                                                                             $4,148,538
                                                                                             ----------
Computer Hardware --
  Systems -- 0.2%
Anacomp, Inc., 10.875s, 2004                                           $1,250                $1,237,500
                                                                                             ----------
Computer Software --
  Services -- 0.5%
Unisystem Corp., 7.875s,
  2008 .............................................................   $3,250                $3,282,500
                                                                                             ----------
Consumer Goods and
  Services -- 0.6%
Hayes Wheels International,
  Inc., "B", 9.125s, 2007 ..........................................   $2,000                $2,010,000
Kindercare Learning Centers,
  Inc., "B", 9.5s, 2009 ............................................      350                   334,250
Reeves Industries, Inc., 11s,
  2002 .............................................................      402                   381,729
Reeves Industries, Inc., 13s,
  2004 .............................................................      391                   215,168
Williams Scotsman, Inc.,
  9.875s, 2007 .....................................................    1,250                 1,250,000
                                                                                             ----------
                                                                                             $4,191,147
                                                                                             ----------
Containers -- 1.1%
Gaylord Container Corp.,
  9.875s, 2008 .....................................................   $1,200                $  558,000
Gaylord Container Corp., "B",
  9.75s, 2007 ......................................................    1,200                   900,000
Owens Illinois, Inc., 7.8s, 2018                                        1,750                 1,764,122
Silgan Holdings, Inc., 9s, 2009.....................................    1,500                 1,425,000
Synthetic Industries, Inc., "B",
  9.25s, 2007 ......................................................    2,750                 2,750,000
                                                                                             ----------
                                                                                             $7,397,122
                                                                                             ----------
Defense Electronics -- 0.2%
United Defense Industries,
  Inc., 8.75s, 2007 ................................................   $1,550                $1,546,125
                                                                                             ----------
Energy -- 0.1%
AmeriGas Partners, LP, "B",
  10.125s, 2007 ....................................................   $  600                $  576,000
                                                                                             ----------

                                                                   Principal Amount
Issuer                                                              (000 Omitted)               Value
U.S. Bonds -- continued
Entertainment -- 1.1%
AMC Entertainment, Inc., 9.5s,
  2009 .............................................................   $2,400                $ 2,304,000
Cinemark USA, Inc., "B",
  9.625s, 2008 .....................................................      750                    761,250
Time Warner Entertainment
  Company LP, 8.375s, 2033                                              1,645                  1,923,318
Time Warner
  Telecommunications, Inc.,
  9.75s, 2008 ......................................................    2,500                  2,500,000
                                                                                             -----------
                                                                                             $ 7,488,568
                                                                                             -----------
Financial Institutions -- 4.0%
APP Global Finance, 3.5s,
  2003 .............................................................   $  500                $   279,375
APP Global Finance VII
  Mauritius Ltd., 3.5s, 2003##                                          2,750                  1,536,563
Chase Manhattan Corp.,
  6.375s, 2008 .....................................................    3,000                  3,051,630
Constellation Finance LLC,
  9.8s, 2001 .......................................................    4,250                  4,175,625
DTI Holdings, Inc., 0s to 2003,
  12.5s to , 2008 ..................................................    3,825                  1,224,000
Lehman Brothers Holdings
  Inc., 6.25s, 2003 ................................................    2,000                  1,934,420
Leucadia Capital Trust, 8.65s,
  2027 .............................................................    1,500                  1,641,690
Leucadia National Corp.,
  7.75s, 2013 ......................................................    9,585                  9,571,485
Leucadia National Corp.,
  8.25s, 2005 ......................................................    2,000                  2,190,560
Merrill Lynch Mortgage
  Investors, Inc., 8.139s,
  2022+ ............................................................    1,200                  1,195,500
                                                                                             -----------
                                                                                             $26,800,848
                                                                                             -----------
Financial Services -- 0.4%
Americo Life, Inc., 9.25s, 2005                                        $2,650                $ 2,626,813
                                                                                             -----------
Food and Beverage
  Products -- 0.7%
Borden, Inc., 9.2s, 2021 ...........................................   $2,500                $ 2,483,350
Borden, Inc., 9.25s, 2019 ..........................................      750                    782,797
Specialty Foods Corp.,
  10.25s, 2001 .....................................................    1,350                  1,154,250
                                                                                             -----------
                                                                                             $ 4,420,397
                                                                                             -----------
Forest and Paper
  Products -- 0.8%
U.S. Timberlands, 9.625s,
  2007 .............................................................   $1,700                $ 1,595,875


                                                                  Principal Amount
Issuer                                                              (000 Omitted)              Value
U.S. Bonds -- continued
Forest and Paper
Products -- continued
Waterford 3 Funding Corp.,
  8.09s, 2017 ......................................................   $3,500                $ 3,828,860
                                                                                             -----------
                                                                                             $ 5,424,735
                                                                                             -----------
Industrial -- 1.1%
AGCO Corp., 8.5s, 2006 .............................................   $2,625                $ 2,336,250
Day International Group, Inc.,
  "B", 11.125s, 2005 ...............................................    1,000                  1,035,000
IMO Industries, Inc., 11.75s,
  2006 .............................................................    1,650                  1,716,000
Interlake Revolver Corp., 12s,
  2001 .............................................................      750                    772,500
Interlake Revolver Corp.,
  12.125s, 2002 ....................................................    1,400                  1,358,000
                                                                                             -----------
                                                                                             $ 7,217,750
                                                                                             -----------
Information, Paging and
Technology -- 1.1%
NEXTEL Communications,
  Inc., 0s to 2002, 9.75s to
  2007, ............................................................   $  300                $   162,000
NEXTEL Communications,
  Inc., 0s to 1999, 9.75s to
  2004 .............................................................    1,950                  1,639,500
NEXTEL International, Inc., 0s
  to 2003, 12.125s to 2008 .........................................    2,750                  1,017,500
Orion Network Systems, Inc.,
  0s to 2002, 12.5s, 2007 ..........................................      700                    469,000
Paging Network, Inc., 8.875s,
  2006 .............................................................    4,100                  3,772,000
                                                                                             -----------
                                                                                             $ 7,060,000
                                                                                             -----------
Machinery -- 0.2%
Numatics, Inc., 9.625s, 2008 .......................................   $1,600                $ 1,500,000
                                                                                             -----------
Media -- 1.0%
Charter Communication LP,
  11.25s, 2006 .....................................................   $1,000                $ 1,080,000
Echostar Communications
  Corp., 0s to 1999, 12.875s,
  2004 .............................................................    1,750                  1,688,750
Echostar Satellite
  Broadcasting Corp.,
  Principal Stripped, 0s to
  2000, 13.125s, 2004, .............................................      750                    660,000
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007 ...............................................    2,450                  2,376,500
Golden Books Publishing, Inc.,
  7.65s, 2002 (In default) .........................................      705                    183,300

                                  Principal Amount
Issuer                              (000 Omitted)               Value
U.S. Bonds -- continued
Media -- continued
Lenfest Communications, Inc.,
  10.5s, 2006 ......................   $  500                $   565,000
                                                             -----------
                                                             $ 6,553,550
                                                             -----------
Medical and Health
  Products -- 0.2%
Polymer Group, Inc., "B", 9s,
  2007 .............................   $1,645                $ 1,542,188
                                                             -----------
Medical and Health Technology
  and Services -- 0.3%
Beverly Enterprises, Inc., 9s,
  2006 .............................   $1,100                $ 1,045,000
Quorum Health Group, Inc.,
  8.75s, 2005 ......................      200                    190,000
Tenet Healthcare Corp.,
  8.625s, 2007 .....................      450                    466,875
                                                             -----------
                                                             $ 1,701,875
                                                             -----------
Metals and Minerals -- 1.6%
Commonwealth Aluminum
  Corp., 10.75s, 2006 ..............   $1,000                $   920,000
Haynes International, Inc.,
  11.625s, 2004 ....................    2,200                  2,090,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002 ..............    2,640                  2,508,000
Metal Management, Inc., 10s,
  2008## ...........................    2,000                  1,160,000
P & L Coal Holdings Corp.,
  9.625s, 2008## ...................    1,750                  1,745,625
Thermadyne Manufacturing
  LLC / Capital Corp., 9.875s,
  2008 .............................    1,500                  1,350,000
Wheeling Pittsburgh Corp.,
  9.25s, 2007 ......................    1,000                    900,000
                                                             -----------
                                                             $10,673,625
                                                             -----------
Oil Services -- 1.3%
Clark USA, Inc., "B", 10.875s,
  2005 .............................   $  995                $   935,300
Continental Resources, Inc.,
  10.25s, 2008## ...................    1,000                    800,000
Noble Drilling Corp., 9.125s,
  2006 .............................      800                    895,288
Triton Energy Limited, 8.75s,
  2002 .............................    3,000                  2,776,800
Triton Energy Limited, 9.25s,
  2005 .............................    2,500                  2,400,225
Triton PCS, Inc., 0s to 2003,
  11s to 2008## ....................    2,450                    931,000
                                                             -----------
                                                             $ 8,738,613
                                                             -----------


                                  Principal Amount
Issuer                              (000 Omitted)               Value
U.S. Bonds -- continued
Printing and Publishing -- 0.3%
Hollinger International
  Publishing, Inc., 9.25s, 2007        $1,950                $ 2,028,000
                                                             -----------
Real Estate -- 1.1%
Dynex Capital, Inc., 7.875s,
  2002 .............................   $3,000                $ 1,948,110
George Town Real Estate Ltd.,
  5.9s, 2007+ ......................    4,000                  4,120,000
Mosaic RE Limited, 7.915s,
  1999+ ............................    1,000                    990,000
                                                             -----------
                                                             $ 7,058,110
                                                             -----------
Restaurants and Lodging -- 0.3%
Friendly Ice Cream Corp.,
  10.5s, 2007 ......................   $  500                $   451,250
Red Roof Inns, Inc., 9.625s,
  2003 .............................    1,750                  1,710,625
                                                             -----------
                                                             $ 2,161,875
                                                             -----------
Retail -- 0.8%
Cole National Group, Inc.,
  8.625s, 2007 .....................   $1,300                $ 1,209,000
J.Crew Operating Corp.,
  10.375s, 2007 ....................      680                    510,000
Musicland Group, Inc., 9.875s,
  2008 .............................      600                    570,000
Revlon Consumer Products
  Corp., 8.125s, 2006 ..............      550                    530,750
Revlon Consumer Products
  Corp., 8.625s, 2008 ..............    1,400                  1,260,000
Samsonite Corp., 10.75s, 2008           1,400                    980,000
                                                             -----------
                                                             $ 5,059,750
                                                             -----------
Special Products and
  Services -- 0.6%
Buckeye Cellulose Corp.,
  9.25s, 2008 ......................   $2,150                $ 2,236,000
Fairfield Manufacturing Corp.,
  11.375s, 2001 ....................    1,780                  1,780,000
                                                             -----------
                                                             $ 4,016,000
                                                             -----------
Steel -- 0.8%
Alaska Steel Holdings Corp.,
  9.125s, 2006 .....................   $  750                $   772,500
Alaska Steel Holdings Corp.,
  10.75s, 2004 .....................    2,078                  2,181,900
Keystone Consolidated
  Industries, Inc., 9.625s, 2007          700                    629,125
WCI Steel, Inc., 10s, 2004 .........    2,000                  1,860,000
                                                             -----------
                                                             $ 5,443,525
                                                             -----------

                                                                   Principal Amount
Issuer                                                               (000 Omitted)              Value
U.S. Bonds -- continued
Telecommunications -- 8.7%
Adelphia Communications
  Corp., "B", 9.875s, 2007 .........................................   $   575               $   612,375
Allbritton Communications
  Co., "B", 9.75s, 2007 ............................................     1,005                 1,015,050
Allegiance
  Telecommunications, Inc.,
  12.875s, 2008 ....................................................     2,000                 1,850,000
Americian Cellular Corp.,
  10.5s, 2008## ....................................................     1,800                 1,692,000
Century Communications
  Corporation, 9.5s, 2005 ..........................................       450                   483,750
Chancellor Media Corp., "B",
  8.75s, 2007 ......................................................     1,000                   990,000
Chancellor Media Corp.,
  Louisiana, 8.125s, 2007 ..........................................     1,000                   955,000
Comcast Corp., 9.375s, 2005                                              2,740                 2,944,404
Continental Cablevision, Inc.,
  9.5s, 2013 .......................................................     5,000                 5,782,300
Frontiervision Operating
  Partnership LP, 11s, 2006 ........................................     2,000                 2,210,000
Global Crossing Holdings Ltd.,
  9.625s, 2008## ...................................................     1,325                 1,291,875
Globalstar Telecommunications
  LP, 11.375s, 2004 ................................................     1,150                   764,750
ICG Holdings, Inc., 0s to
  2001, 12.5s, 2006 ................................................     3,500                 2,415,000
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 .................................................     1,300                 1,423,500
Intermedia Communications,
  Inc., "B", 0s to 2002,
  11.25s to 2007 ...................................................     2,875                 1,919,063
ITC Deltacom, Inc., 11s, 2007.......................................     2,945                 3,158,512
Jones Intercable, Inc., 8.875s,
  2007 .............................................................     1,500                 1,567,500
Level 3 Communications Inc.,
  9.125s, 2008 .....................................................     2,050                 1,927,000
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002 .............................................................     1,900                 2,042,500
NTL, Inc., 0s to 2003, 9.75s
  to 2008## ........................................................     1,860                 1,011,375
Orion Network Systems, Inc.,
  11.25s, 2007 .....................................................     1,625                 1,614,844
Pagemart Wireless, Inc., 0s to
  2003, 11.25s to 2008 .............................................     1,025                   527,875
Qwest Communications
  International, Inc., 0s to
  2003, 8.29s to 2008 ..............................................     3,575                 2,618,687

                                                                   Principal Amount
Issuer                                                               (000 Omitted)               Value
U.S. Bonds -- continued
Telecommunications -- continued
Qwest Communications
  International, Inc., 10.875s,
  2007 .............................................................   $   750               $   855,000
Spectrasite Holdings, Inc.,
  0s to 2003, 12s to 2008## ........................................     2,750                 1,072,500
Sprint Spectrum LP, 0s to
  2001, 12.5s to 2006 ..............................................     2,000                 1,755,000
Sprint Spectrum LP, 11s, 2006                                              300                   339,000
TCI Communications
  Financing III, 9.65s, 2027 .......................................     5,000                 5,960,450
Turner Broadcasting Systems,
  Inc., 8.4s, 2024 .................................................     3,000                 3,283,710
United International Holdings,
  Inc., 0s to 2003, 10.75s to
  2008 .............................................................     3,200                 1,440,000
Western Wireless Corp.,
  10.5s, 2007 ......................................................     1,500                 1,548,750
WorldCom, Inc., 8.875s, 2006 .......................................       900                   986,292
                                                                                             -----------
                                                                                             $58,058,062
                                                                                             -----------
Textiles -- 0.3%
Galey & Lord, Inc., 9.125s,
  2008 .............................................................   $ 2,000               $ 1,770,000
                                                                                             -----------
Transportation -- 0.1%
Moran Transportation Co.,
  11.75s, 2004 .....................................................   $   600               $   648,750
                                                                                             -----------
U.S. Federal Agencies -- 10.3%
Financing Corp., 9.4s, 2018 ........................................   $12,000               $17,133,720
FNMA, 6.5s, 2013 ...................................................     3,993                 4,051,322
GNMA, 6.5s, 2028 ...................................................     2,885                 2,916,899
GNMA, 7s, 2011 .....................................................    21,413                21,928,266
GNMA, 7.5s, 2002 ...................................................    10,525                10,832,065
GNMA, 8s, 2025 .....................................................    11,222                11,636,040
                                                                                             -----------
                                                                                             $68,498,312
                                                                                             -----------
U.S. Government Guaranteed -- 9.4%
U. S. Treasury Notes, 4.5s,
  2028 .............................................................   $11,000               $11,030,745
U.S. Treasury Bonds, 6.125s,
  2027 .............................................................     3,000                 3,375,930
U.S. Treasury Bonds, 6.375s,
  2027 .............................................................     4,050                 4,666,977
U.S. Treasury Bonds, 9.875s,
  2015 .............................................................     7,325                11,099,646
U.S. Treasury Bonds, 12s,
  2005 .............................................................    14,000                19,770,660
U.S. Treasury Notes, 5.625s,
  2008 .............................................................    12,000                12,935,640
                                                                                             -----------
  Total U.S. Government Guaranteed .......................................................   $62,879,598
                                                                                             -----------

                                     Principal Amount
Issuer                                 (000 Omitted)        Value
U.S. Bonds -- continued
Utilities -- Electric -- 6.9%
Beaver Valley Funding Corp.,
  9s, 2017 ...........................   $4,624        $  5,112,063
BVPS II Funding Corp., 8.68s,
  2017 ...............................    1,000           1,160,420
Cheasapeake Energy, 9.625s,
  2005 ...............................    1,250           1,062,500
Cleveland Electric Illuminating
  Co., 9s, 2023 ......................    2,000           2,187,800
El Paso Electric Co., "D", 8.9s,
  2006 ...............................    3,425           3,820,553
El Paso Electric Co., "E", 9.4s,
  2011 ...............................    3,000           3,508,980
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ................    6,344           6,885,919
Midland Funding Corp. I,
  10.33s, 2002 .......................    2,596           2,741,848
Niagara Mohawk Power Corp.,
  7.25s, 2002 ........................    1,900           1,932,338
Texas & New Mexico Power
  Co., 10.75s, 2003 ..................   13,990          15,277,360
Toledo Edison Company, 8.7s,
  2002 ...............................    2,192           2,325,164
                                                       ------------
                                                       $ 46,014,945
                                                       ------------
  Total U.S. Bonds ............................        $404,267,082
                                                       ------------
Foreign Bonds -- 32.3%
Argentina -- 3.7%
Autopistas Del Sol SA "B",
  10.25s, 2009 (Industrial)## ........   $4,500        $  2,745,000
Cia Latino Americana SA,
  11.625s, 2004## ....................    1,500           1,089,525
Compania De Transporte
  Energia, 9.25s, 2008
  (Utilities -- Electric) ............      300             239,625
Hidroelectrica Alicura, 8.375s,
  1999 (Utilities -- Electric)## .....    2,400           2,316,000
Industrias Metalurgicas
  Pescarm, 9.5s, 2002
  (Utilities -- Electric)## ..........      750             478,868
Republic of Argentina, 6.188s,
  2005 ...............................    5,640           4,667,100
Republic of Argentina, 9.015s,
  2005 ...............................    2,000           2,005,000
Republic of Argentina, 9.75s,
  2027 ...............................    3,844           3,320,447
Republic of Argentina, 11.75s,
  2007## .............................    1,500           1,350,000
Supercanal Holdings SA,
  11.5s, 2005
  (Telecommunications)## .............    2,000           1,000,000


                                     Principal Amount
Issuer                                 (000 Omitted)     Value
Foreign Bonds -- continued
Argentina -- continued
Telecom Argentina, 12s, 2002
  (Telecommunications) ...............    $5,000          $  5,250,000
                                                          ------------
                                                          $ 24,461,565
                                                          ------------
Australia -- 0.4%
Commonwealth of Australia,
  9.5s, 2003 ......................... AUD 3,565          $  2,694,590
                                                          ------------
Bermuda -- 0.4%
Flag Limited, 8.25s, 2008
  (Telecommunications) ...............    $2,700          $  2,470,500
                                                          ------------
Brazil -- 2.6%
Banco BMG SA, 9.625s, 2005
  (Commercial Bank)## ................    $2,000          $  1,620,000
BNDS 10.8s, 2008 (Banks) .............     1,000               705,000
Brazil Media Trust, 6.25s,
  2007 (Telecommunications) ..........       433               248,857
CEMiG, 9.125s, 2004
  (Utilities -- Electric)## ..........     3,500             2,721,250
CEMiG , 9.125s, 2004
  (Utilities -- Electric)## ..........       500               388,750
COPEL, 9.75s, 2005
  (Uitilites -- Electric) ............     2,000             1,520,000
COPEL, 9.75s, 2005
  (Utilities -- Electric) ## .........     1,250               965,625
Federal Republic of Brazil, 5s,
  2014 ...............................     3,238             2,003,956
Federal Republic of Brazil,
  6.188s, 2009 .......................     3,420             1,909,646
Federal Republic of Brazil,
  6.75s, 2001 ........................     1,230             1,080,924
Federal Republic of Brazil,
  10.125s, 2027 ......................     4,802             3,301,375
Leasing Bank Boston/Brazil,,
  8.375s, 2004 (Finance)## ...........       750               630,000
                                                          ------------
                                                          $ 17,095,383
                                                          ------------
Bulgaria -- 0.7%
National Republic of Bulgaria,
  2.5s, 2012 .........................    $7,000          $  3,850,000
National Republic of Bulgaria,
  6.688s, 2011 .......................     1,000               662,500
                                                          ------------
                                                          $  4,512,500
                                                          ------------
Canada -- 1.3%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oil Services) .........    $  400          $    407,692
Metronet Communications
  Corp., 0s to 2003, 9.95s to
  2008 (Telecommunications) ..........     4,150             2,241,000

                                                                   Principal Amount
Issuer                                                               (000 Omitted)                  Value
Foreign Bonds -- continued
Canada -- continued
PCI Chemicals Canada, Inc.,
  9.25s, 2007 (Chemicals) ..........................................       $1,500                $ 1,155,000
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest and
  Paper Products) ..................................................          650                    422,500
Rogers Cablesystems, Inc.,
  9.625s, 2002
  (Telecommunications) .............................................          800                    840,000
Rogers Cablesystems, Inc.,
  10.125s, 2012
  (Telecommunications) .............................................        1,500                  1,620,000
Rogers Cantel, Inc., 9.375s,
  2008 (Telecommunications) ........................................        1,800                  1,809,000
                                                                                                 -----------
                                                                                                 $ 8,495,192
                                                                                                 -----------
China -- 0.4%
Dao Heng Bank Ltd., 7.75s,
  2007 (Banks)## ...................................................       $3,500                $ 2,524,620
                                                                                                 -----------
Colombia
Republic of Colombia, 7.625s,
  2007 .............................................................       $  400                $   307,000
                                                                                                 -----------
Denmark -- 0.5%
Kingdom of Denmark, 7s,
  2007 .............................................................   DKK 18,192                $ 3,371,189
                                                                                                 -----------
Greece -- 1.2%
Antenna TV SA, 9s, 2007
  (Telecommunciations) .............................................       $1,000                $   820,000
Fage Dairy Industries SA, 9s,
  2007 (Food and Beverage
  Products) ........................................................        5,000                  3,750,000
Hellenic Republic, 5.75s, 2008 .....................................    ECU 3,026                  3,697,272
                                                                                                 -----------
                                                                                                 $ 8,267,272
                                                                                                 -----------
Hong Kong -- 0.3%
Guangzhou Shen
  Superhighway Holdings,
  10.25s, 2007 (Construction) ......................................       $5,000                $ 1,950,000
                                                                                                 -----------
India -- 0.2%
Power Finance Corp. Ltd.,
  7.5s, 2009
  (Utilities -- Electric)## ........................................       $1,500                $ 1,151,250
                                                                                                 -----------
Indonesia -- 0.1%
Indah Kiat Finance Mauritius
  Limited, 10s, 2007
  (Textiles) .......................................................       $1,750                $   910,000
                                                                                                 -----------
Italy -- 0.6%
Republic of Italy, 5.75s, 2002 .....................................ITL 6,585,000                $ 4,290,105
                                                                                                 -----------


                                                                   Principal Amount
Issuer                                                               (000 Omitted)                   Value
Foreign Bonds -- continued
Luxembourg -- 0.1%
Millicom International Cellular
  Communications Corp., 0s
  to 2001, 13.5s to 2006
  (Telecommunications) .............................................   $  700                    $   399,000
                                                                                                 -----------
Mexico -- 6.6%
Banco Nacional de
  Commerce, 8s, 2000
  (Banks) ..........................................................   $2,500                    $ 2,428,750
Empresas ICA Sociedad SA,
  5s, 2004 (Construction) ..........................................    2,500                      1,650,000
Empresas ICA Sociedad SA,
  11.875s, 2001
  (Construction) ...................................................    3,750                      3,693,750
Espirit Telecom Group PLC,
  10.875s, 2008
  (Telecommunications) .............................................      700                        617,750
Espirito Santo Centrais
  Eletricas SA, 10s, 2007
  (Utilities -- Electric) ..........................................    3,750                      2,212,500
Grupo Industrial Durango SA
  De C V, 12s, 2001 (Forest
  Products) ........................................................    1,750                      1,312,500
Grupo Industrial Durango SA
  De CV, 12.625s, 2003
  (Forest Products) ................................................    3,850                      2,887,500
Sanluis Corp, 8.875s, 2008
  (Mining) .........................................................    1,500                      1,087,500
Sanluis Corp. SA De Cv,
  8.875s, 2008 (Mining)## ..........................................    3,500                      2,537,500
Satelites Mexicanos SA De
  C.V., 10.125s, 2004
  (Telecommunications)## ...........................................    1,250                        815,625
TFM SA De C V, 0s to 2002,
  11.75s to 2009 (Railroad) ........................................    2,500                      1,221,875
United Mexican States, 6.25s,
  2019 .............................................................   10,000                      7,463,000
United Mexican States,
  8.625s, 2008 .....................................................    4,650                      4,068,750
United Mexican States,
  11.375s, 2016 ....................................................    2,000                      1,933,000
United Mexican States, 11.5s,
  2026 .............................................................    8,000                      8,240,000
United Mexican States, "B",
  6.477s, 2019 .....................................................    1,334                      1,040,520
United Mexican States, "C",
  6.617s, 2019 .....................................................      333                        259,740
United Mexican States, "D",
  6.602s, 2019 .....................................................      917                        715,260
                                                                                                 -----------
                                                                                                 $44,185,520
                                                                                                 -----------

                                                                   Principal Amount
Issuer                                                               (000 Omitted)            Value
Foreign Bonds -- continued
New Zealand -- 2.0%
Government of New Zealand,
  8s, 2001 ......................................................... NZD 22,430           $ 13,303,023
                                                                                          ------------
Panama -- 1.4%
Republic of Panama, 7.875s,
  2002 .............................................................    $ 3,500           $  3,344,250
Republic of Panama, 8.25s,
  2008 .............................................................      1,000                900,000
Republic of Panama, 8.875s,
  2027 .............................................................      5,316              4,864,140
                                                                                          ------------
                                                                                          $  9,108,390
                                                                                          ------------
Philippines -- 0.8%
National Power Corp., 7.625s,
  2000 (Utilities -- Electric) .....................................    $ 2,000           $  1,786,000
National Power Corp., 9.625s,
  2028 (Utilities -- Electric) .....................................      1,000                670,000
Philippines Republic, 8.875s,
  2008 .............................................................      3,000              2,745,000
                                                                                          ------------
                                                                                          $  5,201,000
                                                                                          ------------
Russia -- 0.5%
CSFB Gazprom Note, 13.5s,
  2000+ ............................................................    $ 3,000           $    510,900
Ministry of Finance, 10s, 2007                                              670                157,450
Russia Principal Loans,
  3.313s, 2020+ ....................................................     22,250              1,697,675
St. Petersburg Russia, 9.5s,
  2002## ...........................................................      2,750                515,625
Vnesheconombank USSR,
  6.625s, 2015 (Bank and
  Credit Companies) ................................................      7,582                720,284
                                                                                          ------------
                                                                                          $  3,601,934
                                                                                          ------------
South Korea -- 0.1%
Republic of Korea, 8.875s,
  2008 .............................................................    $   500          $    457,410
                                                                                         ------------
Thailand -- 0.3%
Krung Thai Bank Public Co
  Ltd, 6.52s, 2006 (Banks) .........................................    $ 3,500          $  1,855,000
                                                                                         ------------
United Kingdom -- 8.1%
Colt Telecom Group, 2s, 2005
  (Telecommunications) .............................................  DEM 1,500          $    808,180
Colt Telecom Group PLC, 0s
  to 2001,12s to 2006
  (Telecommunications)## ...........................................    $   500               390,000
Colt Telecom Group PLC,
  8.875s, 2007
  (Telecommunications) .............................................  DEM 1,000               591,609

                                                                   Principal Amount
Issuer                                                               (000 Omitted)              Value
Foreign Bonds -- continued
United Kingdom -- continued
Diamond Cable
  Communication Corp. PLC,
  0s to 2001, 11.75 to 2005,
  (Telecommunications) .............................................   $ 2,000              $  1,480,000
Dolphin Telecom PLC, 0s to
  2003, 11.5s to 2008
  (Telecommunications)## ...........................................     2,515                   704,200
GPA PLC, 10.875s, 2019
  (Airlines)+ ......................................................       250                   265,747
HMV Media Group PLC,
  10.25s, 2008 (Retail)## ..........................................     1,500                 1,275,000
Telewest PLC, 9.625s, 2006
  (Telecommunications) .............................................     2,000                 1,945,000
United Kingdom Treasury,
  6.5s, 2003 .......................................................   GBP 456                   816,290
United Kingdom Treasury,
  7.25s, 2007 ......................................................     9,217                17,918,076
United Kingdom Treasury,
  8.5s, 2005 .......................................................    11,675                23,468,014
United Kingdom Treasury,
  9s, 2008 .........................................................     2,138                 4,667,818
                                                                                            ------------
                                                                                            $ 54,329,934
                                                                                            ------------
Venezuela
Republic of Venezuela--DCB,
  6.625s, 2007 .....................................................   VEB 452              $    273,690
                                                                                            ------------
  Total Foreign Bonds ........................................................              $215,216,067
                                                                                            ------------
  Total Bonds
      (Identified Cost, $661,266,096) ........................................              $619,483,149
                                                                                            ------------
Stocks
                                                                        Shares
Ithaca Industries, Inc., (Apparel
  and Textiles)* ...................................................    32,000              $     64,000
RJR Nabisco Holdings Corp.,
  (Consumer Goods and
  Services) ........................................................     6,908                   197,310
                                                                                            ------------
  Total Stocks
      (Identified Cost, $402,716) ............................................              $    261,310
                                                                                            ------------
Convertible Preferred Stock -- 0.2%
IXC Communications, Inc.,
  (Telecommunications),
  (Identified Cost, $804,375) ......................................   $27,500              $    952,187
                                                                                            ------------
Preferred Stock -- 1.4%
Issuer                                                                 Shares
CSC Holdings, Inc.,
  (Telecommunications) .............................................    61,564              $  6,710,476
Primedia, Inc., (Printing and
  Publishing)* .....................................................    20,000                 1,800,000

                                           Principal Amount
Issuer                                       (000 Omitted)              Value
Preferred Stock -- continued
Primedia, Inc., (Printing and
  Publishing) .........................       $ 1,360               $    133,280
Supermarkets General
  Holdings Corp.* .....................        22,827                    433,713
                                                                    ------------
  Total Preferred Stock
      (Identified Cost, $7,143,327) .................               $  9,077,469
                                                                    ------------
Convertible Bond -- 0.7%
Loews Corp, 3.125s,
  2007 (Retail) .......................       $ 1,000               $    822,500
Silicon Graphics, Inc., 5.25s,
  2004 (Computer
  Hardware -- Systems) ................           300                    241,875
Tenet Healthcare Corp., 6s,
  2005 (Medical and Health
  Technology and Services) ............         4,250                  3,686,875
                                                                    ------------
  Total Convertible Bond
      (Identified Cost, $4,711,774) .................               $  4,751,250
                                                                    ------------
Rights
Issuer                                      Shares
United Mexican States*,
  (Identified Cost, $0) ...............   4,475,000                 $          0
                                                                    ------------
Warrants*
Colt Telecom Group PLC,
  (Telecommunications) ................         500                 $    168,235
DTI Holdings, Inc. (Financial
  Institutions) .......................      19,125                       19,125
Loral Orion Network Systems,
  Inc., (Telecommunications) ..........       1,625                       13,000
Loral Orion Network Systems,
  Inc., (Telecommunications) ..........         700                       12,600
                                                                    ------------
  Total Warrants
      (Identified Cost, $153,534) .................                 $    212,960
                                                                    ------------

                                       Principal Amount
Issuer                                   (000 Omitted)                 Value
Contingent Promissory
  Note -- 1.5%
Cargill, Inc., COLT (Commodity
  Option Linked Trading) due
  2002+ (Identified cost
  $10,807,971) ........................   $  10,000                 $  9,971,431
                                                                    ------------
Repurchase Agreement -- 1.6%
Goldman Sachs Group, LP
  dated 10/30/98 due
  11/2/98, total to be received
  $10,700,795 (secured by
  various U.S. government
  securities is a jointly traded
  account), at cost ...................   $  10,696                 $ 10,696,000
                                                                    ------------
  Total Investments
      (Identified Cost, $695,985,793) .............                 $655,405,756
                                                                    ------------
Other Assets,
  Less Liabilities -- 1.6% ........................                   10,474,849
                                                                    ------------
Net Assets -- 100.0% ..............................                 $665,880,605
                                                                    ------------

* Non-income producing security.
## SEC Rule 144A restriction.
+ Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD   =   Australian Dollars
CAD   =   Canadian Dollars
CHF   =   Swiss Francs
DEM   =   Deutsche Marks
DKK   =   Danish Kroner
ECU   =   European Currency Unit
GBP   =   British Pounds
ITL   =   Italian Lire
JPY   =   Japanese Yen
NZD   =   New Zealand Dollars
VEB   =   Venezuelan Bolivar

                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1998

Assets:
 Investments, at value (identified cost, $695,985,793) ...................................    $ 655,405,756
 Cash ....................................................................................          149,319
 Net receivable for forward foreign currency exchange contracts to purchase ..............        4,860,808
 Net receivable for forward foreign currency exchange contracts subject to master netting           841,347
  agreements
 Receivable for investments sold .........................................................       13,999,335
 Interest and dividends receivable .......................................................       14,798,341
 Other assets ............................................................................            4,816
                                                                                              -------------
   Total assets ..........................................................................    $ 690,059,722
                                                                                              -------------
Liabilities:
 Distributions payable ...................................................................          430,284
 Payable for investments purchased .......................................................       17,937,292
 Net payable for forward foreign currency exchange contracts to sell .....................        5,255,741
 Payable to affiliates-
  Management fee .........................................................................           31,321
  Shareholder servicing agent fee ........................................................           24,024
  Administrative fee .....................................................................              738
 Accrued expenses and other liabilities ..................................................          499,717
                                                                                              -------------
   Total liabilities .....................................................................    $  24,179,117
                                                                                              -------------
Net assets ...............................................................................    $ 665,880,605
                                                                                              =============
Net assets consist of:
 Paid-in capital .........................................................................    $ 709,999,123
 Unrealized depreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (40,130,524)
 Accumulated net realized loss on investments and foreign currency transactions ..........       (4,912,689)
 Accumulated undistributed net investment income .........................................          924,695
                                                                                              -------------
   Total .................................................................................    $ 665,880,605
                                                                                              =============
Shares of beneficial interest outstanding (124,846,052 issued less 31,965,700 treasury
  shares)                                                                                        92,880,352
                                                                                              =============
Net asset value per share (net assets [divided by] shares of beneficial interest
  outstanding)                                                                                     $7.17
                                                                                                   =====

                       See notes to financial statements

Statement of Operations -- Year Ended October 31, 1998

Net investment income:
 Income --
 Interest ...................................................................    $  62,238,590
 Dividends ..................................................................          394,291
                                                                                 -------------
   Total investment income ..................................................    $  62,632,881
                                                                                 -------------
Expenses --
 Management fee .............................................................    $   5,820,559
 Trustees' compensation .....................................................          173,006
 Custodian fee ..............................................................          299,457
 Transfer and dividend disbursing agent fee .................................          288,311
 Administrative fee .........................................................          101,577
 Auditing fees ..............................................................           55,881
 Legal fees .................................................................           10,445
 Postage ....................................................................           87,064
 Printing ...................................................................           53,987
 Stock exchange fee .........................................................          105,162
 Commitment fee .............................................................          185,813
 Miscellaneous ..............................................................          357,098
                                                                                 -------------
  Total expenses ............................................................    $   7,538,360
 Fees paid indirectly .......................................................         (150,176)
                                                                                 -------------
  Net expenses ..............................................................    $   7,388,184
                                                                                 -------------
   Net investment income ....................................................    $  55,244,697
                                                                                 -------------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions ..................................................    $  (2,398,958)
   Written option transactions ..............................................         (338,075)
   Foreign currency transactions ............................................        4,125,472
   Swap transactions ........................................................           64,509
                                                                                 -------------
    Net realized gain on investments and foreign currency transactions ......    $   1,452,948
                                                                                 -------------

  Change in unrealized appreciation (depreciation) -- .......................
   Investments ..............................................................    $ (57,740,826)
   Written options ..........................................................          621,429
   Translation of assets and liabilities in foreign currencies ..............       (2,965,940)
   Swap transactions ........................................................          (47,636)
                                                                                 -------------
    Net unrealized loss on investments ......................................    $ (60,132,973)
                                                                                 -------------
     Net realized and unrealized loss on investments and foreign currency ...    $ (58,680,025)
                                                                                 -------------
      Decrease in net assets from operations ................................    $  (3,435,328)
                                                                                 =============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                            Year Ended October 31,
                                                                                     ------------------------------------
                                                                                           1998                1997
                                                                                     ----------------   -----------------
Increase (decrease) in net assets:
From operations --
 Net investment income ...........................................................    $  55,244,697       $  55,755,879
 Net realized gain on investments and foreign currency transactions ..............        1,452,948           1,779,630
 Net unrealized gain (loss) on investments and foreign currency translation ......      (60,132,973)          5,789,268
                                                                                      -------------       -------------
  Increase (decrease) in net assets from operations ..............................    $  (3,435,328)      $  63,324,777
                                                                                      -------------       -------------
Distributions declared to shareholders --
 From net investment income ......................................................    $ (54,333,485)      $ (57,910,460)
                                                                                      -------------       -------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders ..........................    $          --       $ (21,646,951)
                                                                                      -------------       -------------
   Total decrease in net assets ..................................................    $ (57,768,813)      $ (16,232,634)
                                                                                      -------------       -------------
Net assets:
 At beginning of year ............................................................      723,649,418         739,882,052
                                                                                      -------------       -------------
 At end of year (including accumulated undistributed net investment income and accumulated distributions in excess of
  net investment income of $924,695 and ($2,531,101), respectively) ..............    $ 665,880,605       $ 723,649,418
                                                                                      =============       =============

                       See notes to financial statements

Financial Highlights

                                                                            Year Ended October 31,
                                                                        ------------------------------
                                                                              1998            1997
Per share data (for a share outstanding throughout each year):          ---------------- -------------
Net asset value --
 beginning of year ....................................................      $  7.79       $   7.71
                                                                             -------       --------
Income from investment operations -- ..................................
 Net investment incomes[sec] ..........................................      $  0.59       $   0.59
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...............................................        (0.63)          0.11
                                                                             -------       --------
  Total from investment operations ....................................      $ (0.04)      $   0.70
                                                                             -------       --------
Less distributions declared to shareholders ...........................
  From net investment income ..........................................      $ (0.58)      $  (0.62)
  From net realized gain on investments and foreign currency
  transactions ........................................................           --             --
  From paid in capital ................................................           --             --
                                                                             -------       --------
   Total distributions declared to shareholders .......................      $ (0.58)      $  (0.62)
                                                                             -------       --------
 Net asset value -- end of year .......................................      $  7.17       $   7.79
                                                                             =======       ========
 Per share market value -- end of year ................................      $ 6.438       $  7.125
 Total return .........................................................        (1.89)%         8.93%
 Ratios (to average net assets)/Supplemental data[sec]. ...............
  Interest Expense ....................................................           --           0.18%
  Other Expenses ## ...................................................         1.05%          0.93%
  Total Expense .......................................................         1.05%          1.11%
  Net investment income ...............................................         7.70%          7.64%
 Portfolio turnover ...................................................          155%           172%
 Net assets at end of year
  (000 omitted) .......................................................     $665,881       $723,649
 Leverage analysis ....................................................
  Debt outstanding at end of year (000's omitted) .....................     $     --       $     --
  Average daily balance of debt outstanding (000's omitted) ...........     $     --       $ 18,854
  Average daily balance of shares outstanding (000's omitted) .........       92,880         93,951
  Average debt per share ..............................................     $     --       $   0.20

  # Per share data are based on average shares outstanding.

## For fiscal years ending after September 1, 1995, the Trust has had an expense offset arrangement which reduces the trust's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The trust's expenses are calculated without reduction for this expense offset arrangement.

[section mark] The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated.

   If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:

 Ratios (to average net assets)
  Expenses## ..........................................................           --             --
  Net investment income ...............................................           --             --


                                                                                   Year Ended October 31,
                                                                        --------------------------------------------
                                                                             1996          1995           1994
Per share data (for a share outstanding throughout each year):          ------------- ------------- ----------------
Net asset value --
 beginning of year ....................................................   $   7.57       $   7.06       $    7.90
                                                                          --------       --------       ---------
Income from investment operations -- ..................................
 Net investment incomes[sec] ..........................................   $   0.57       $   0.59       $    0.55
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions ...............................................       0.16           0.49           (0.82)
                                                                          --------       --------       ---------
  Total from investment operations ....................................   $   0.73       $   1.08       $   (0.27)
                                                                          --------       --------       ---------
Less distributions declared to shareholders ...........................
  From net investment income ..........................................   $  (0.59)      $  (0.53)      $   (0.21)
  From net realized gain on investments and foreign currency
  transactions ........................................................         --             --          ( 0.01)
  From paid in capital ................................................         --         ( 0.04)         ( 0.35)
                                                                          --------      ---------       ---------
   Total distributions declared to shareholders .......................   $  (0.59)     $   (0.57)      $   (0.57)
                                                                          --------      ---------       ---------
 Net asset value -- end of year .......................................   $   7.71      $    7.57       $    7.06
                                                                          ========      =========       =========
 Per share market value -- end of year ................................   $  7.125      $   6.500       $   6.125
 Total return .........................................................      19.32%         15.69%         ( 9.57)%
 Ratios (to average net assets)/Supplemental data[sec]. ...............
  Interest Expense ....................................................         --           0.09%           0.08%
  Other Expenses ## ...................................................       1.11%          1.10%           1.06%
  Total Expense .......................................................       1.11%          1.19%           1.14%
  Net investment income ...............................................       7.49%          8.13%           7.51%
 Portfolio turnover ...................................................        214%           189%           133%
 Net assets at end of year
  (000 omitted) .......................................................   $739,882      $ 780,915       $829,356
 Leverage analysis ....................................................
  Debt outstanding at end of year (000's omitted) .....................   $     --      $      --       $ 90,000
  Average daily balance of debt outstanding (000's omitted) ...........   $     --      $  10,750       $  9,616
  Average daily balance of shares outstanding (000's omitted) .........    100,810        108,970        117,774
  Average debt per share ..............................................   $     --      $    0.10       $   0.08

 #Per share data are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Trust has had an expense offset arrangement which reduces the trust's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The trust's expenses are calculated without reduction for this expense offset arrangement.

[section mark] The investment adviser voluntarily waived a portion of their management fee for certain of the periods indicated.

If the fee had been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ..........................................................         --         1.11  %        1.07   %
  Net investment income ...............................................         --         8.11  %        7.50   %

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $2,544,584 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $2,641,705 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003.

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.34% of average daily net assets and 5.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $52,556 for the year ended October 31, 1998.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


  First $1 billion ..................     0.0150%
  Next $1 billion ...................     0.0125%
  Next $1 billion ...................     0.0100%
  In excess of $3 billion ...........     0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                  Purchases           Sales
                                                                 ------------      ------------
      U.S. government securities ............................    $266,518,695      $268,705,341
                                                                 ============      ============
      Investments (non-U.S. government securities) ..........    $804,720,968      $800,382,758
                                                                 ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


      Aggregate cost ........................     $ 698,256,777
                                                  =============
      Gross unrealized appreciation .........     $  20,913,762
      Gross unrealized depreciation .........     $ (63,764,783)
                                                  -------------
       Net unrealized depreciation ..........     $ (42,851,021)
                                                  =============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                              Year Ended                    Year Ended
                                           October 31, 1998              October 31, 1997
                                          -------------------   -----------------------------------
                                           Shares     Amount         Shares             Amount
                                          --------   --------   ---------------   -----------------
     Treasury shares acquired .........     --        $ --         (3,052,100)      $(21,646,951)
     Net decrease .....................     --        $ --         (3,052,100)      $(21,646,951)

The Trust repurchased 3,052,100 shares of beneficial interest during the year ended October 31, 1997, at an average price per share of $7.09 and a weighted average discount of 8.77% per share. During the year ended October 31, 1998, the Trust did not repurchase any shares.

(6) Line of Credit
The Trust entered into an agreement for an unsecured line of credit with several banks which allowed the Trust to borrow up to $150 million to invest in accordance with the investment practices of the Trust. The Trust had no loans outstanding during the year ended October 31, 1998. Interest rates on the amounts borrowed vary depending upon the source and are based upon either the bank's base rate, the bank's adjusted certificate of deposit rate, or the Eurodollar rate. A commitment fee of $185,813 which is based on the average daily unused portion of the line of credit was paid by the Trust in connection with the line of credit.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                         1998 Calls                            1998 Puts
                                             -----------------------------------   ---------------------------------
                                              Principal Amounts                     Principal Amounts
                                                 of Contracts                         of Contracts
                                                (000 Omitted)         Premiums        (000 Omitted)       Premiums
--------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period
  Swiss Francs/Deutsche Marks ............            22,128       $154,313                   --        $     --
Options written
  Canadian Dollars .......................                --             --                8,482          31,734
  Deutsche Marks .........................                --             --               22,119         127,157
  Japanese Government Bonds ..............           431,000          6,622              863,200          24,402
  Japanese Yen ...........................         7,174,275         87,819                   --              --
  United Kingdom Treasury ................             3,409         46,171                   --              --
Options expired
  Japanese Yen ...........................        (3,580,382)       (43,233)                  --              --
Options terminated in closing transactions
  Canadian Dollars .......................                --             --               (8,482)        (31,734)
  Deutsche Marks .........................                --             --              (22,119)       (127,157)
  Japanese Government Bonds ..............          (431,000)        (6,622)            (863,200)        (24,402)
  Japanese Yen ...........................        (3,593,893)       (44,586)                  --              --
  Swiss Francs/Deutsche Marks ............           (22,128)      (154,313)                  --              --
  United Kingdom Treasury ................            (3,409)       (46,171)                  --              --
                                                                   ---------                            --------
Outstanding, end of period ...............                         $      --                            $     --
                                                                   =========                            ========


Forward Foreign Currency Exchange Contracts
-------------------------------------------


                                                                                                      Net Unrealized
                                            Contracts to                            Contracts         Appreciation
              Settlement Date               Deliver/Receive     In Exchange for     at Value          (Depreciation)
---------------------------------------------------------------------------------------------------------------------
Sales         12/15/98 ..........   AUD             895,017        $    530,718      $    560,342      $    (29,624)
              12/15/98 ..........   CAD          45,018,713          29,512,270        29,205,748           306,522
              12/15/98 ..........   DEM          26,473,917          15,737,676        16,014,335          (276,659)
              12/15/98 ..........   DKK          56,089,078           8,689,110         8,915,012          (225,902)
              12/15/98 ..........   ITL       1,565,312,574             982,434           956,058            26,376
              12/15/98 ..........   JPY       3,692,295,804          27,145,242        31,946,493        (4,801,251)
              12/15/98 ..........   NZD          22,609,154          11,721,433        11,976,636          (255,203)
                                                                   ------------      ------------      ------------
                                                                   $ 94,318,883      $ 99,574,624      $ (5,255,741)
                                                                   ============      ============      ============
Purchases     12/15/98 ..........   AUD          17,152,639        $ 10,202,389      $ 10,738,731      $    536,342
              12/15/98 ..........   CAD          26,563,003          17,183,984        17,232,664            48,680
              12/15/98 ..........   CHF          21,732,045          15,737,675        16,126,929           389,254
              12/15/98 ..........   DEM          45,081,510          26,949,375        27,270,252           320,877
              12/15/98 ..........   DKK          30,744,460           4,941,409         4,886,642           (54,767)
              12/15/98 ..........   GBP           6,639,902          11,235,379        11,084,180          (151,199)
              12/15/98 ..........   JPY       3,546,810,896          27,095,576        30,687,728         3,592,152
              12/15/98 ..........   NZD          10,895,197           5,591,989         5,771,458           179,469
                                                                   ------------      ------------      ------------
                                                                   $118,937,776      $123,798,584      $  4,860,808
                                                                   ============      ============      ============


Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,307,661 with First Boston and $208,980 with Merrill Lynch and a net payable of $675,294 with Deutsche Bank at October 31, 1998.

At October 31, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Trust owned the following restricted securities (constituting 2.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


                                         Date of
Description                            Acquisition       Shares           Cost            Value
---------------------------------------------------------------------------------------------------
CSFB Gazprom Note, 13.5s,
 2000 .............................       4/25/97       3,000,000     $ 3,000,000     $   510,900
Cargill, Inc. COLT, 2002 ..........       8/29/97      10,000,000      10,807,971       9,971,431
George Town Real Estate Ltd.,
 5.9s, 2007 .......................      12/20/96       4,000,000       4,000,000       4,120,000
Russia Principal Loans 3.313s,
 2020 .............................      12/12/97      22,250,000      13,643,125       1,697,675
Mosaic RE Limited 7.915s, 1999.....       7/15/98       1,000,000       1,000,000         990,000
GPA PLC, 10.875s, 2019 ............       3/13/96         250,000         250,000         265,747
Merrill Lynch Mortgage
 Investors, Inc. 8.139s, 2022 .....       6/22/96       1,200,000         831,750       1,195,500
                                                                                      -----------
                                                                                      $18,751,253
                                                                                      ===========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Multimarket Income Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


[Signature of Ernest & Young LLP]


Boston, Massachusetts
December 9, 1998

MFS[Registration Mark] Multimarket Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment Management

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises
(diversified services company)

Lawrence T. Perera(2)
Partner, Hemenway & Barnes
(attorneys)

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(1)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman and Director,
North American
Management Corp.
(investment advisers)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741


* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.


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